UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549
_________________

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 2, 2007

                                    E-Z-EM, INC.
(Exact Name of Registrant as Specified in its Charter)

                                    Delaware
(State or Other Jurisdiction of Incorporation)

0-13003 (Commission File Number)	11-1999504 (IRS Employer Identification No.)

1111 Marcus Avenue, Lake Success, New York (Address of Principal Executive Offices)	11042 (Zip Code)

                                  (516) 333-8230
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On July 2, 2007, E-Z-EM, Inc. (the “Company”) issued a press release to announce that Tyco Healthcare Group LP had filed a lawsuit against the Company in the Federal District Court in Texas alleging patent infringement related to the Company’s Empower®CT and Empower®CTA injector systems. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1 Press release dated July 2, 2007.

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SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 3, 2007	E-Z-EM, INC. (Registrant) By: /s/ Peter J. Graham Peter J. Graham Senior Vice President - Chief Legal Officer, Global Human Resources and Secretary

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release dated July 2, 2007.